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                                                                   Exhibit 23(a)



                        CONSENT OF INDEPENDENT AUDITORS


To the Board of Directors
RSL Communications, Ltd.:

We consent to the incorporation by reference in this Registration Statement on Form S-8 of our reports dated February 19, 1999, appearing in the Annual Report on Form 10-K of RSL Communications, Ltd. for the year ended December 31, 1998.



DELOITTE & TOUCHE LLP

New York, New York
August 24, 1999